UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2012

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

5565 GLENRIDGE CONNECTOR, N.E., SUITE 2000,
ATLANTA, GEORGIA		30342
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:		(404) 890-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2012, the Board of Directors of First Data Corporation (“FDC”) appointed Barry Cooper, 45, as Senior Vice President and Chief Accounting Officer of FDC. Mr. Cooper has served as Vice President-Global Accounting and Shared Services at FDC since June 2010. Prior to that Mr. Cooper was Vice President of Accounting Shared Services from June, 2008 to June 2010. From February 2002 to June 2008 Mr. Cooper held various positions in the finance group of FDC which included having responsibility over external reporting, Sarbanes-Oxley compliance and various finance and accounting functions. Before joining FDC, Mr. Cooper served as Assistant Controller for VICORP Restaurants Ltd, from August 1999 to January 2002. From 1992 to 1999, Mr. Cooper was employed by the public accounting firm Deloitte LLP.

Mr. Cooper will receive an annual salary of $250,000 and is eligible for a target annual bonus of $150,000 payable at the discretion of the FDC Governance, Compensation and Nominations Committee of the Board of Directors. In exercising its discretion the FDC Committee may consider any factor it deems relevant including achievement of EBITDA targets, financial targets, and other company objectives. Mr. Cooper also was awarded a long term cash award in 2011 with an initial value of $43,333 that is governed by the FDC Long Term Cash Award Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference (the “Cash Award Plan”). 50% of the award will be adjusted based on the Adjustment Percentage as defined in the Cash Award Plan and paid on March 1, 2013. The other 50% of the award will be adjusted based on the Adjustment Percentage as defined in the Cash Award Plan and paid on March 1, 2014. Mr. Cooper also received an award under the Cash Award Plan in 2010, $30,450 of which will be adjusted based on the Adjustment Percentage as defined in the Cash Award Plan and paid on March 1, 2013.

Mr. Cooper is eligible for health and life benefits such as medical and dental coverage, health care and dependent care reimbursement accounts, short and long-term disability, life insurance, supplemental employee, spouse and child life insurance, basic and voluntary accidental death and dismemberment, business travel accident insurance and long-term care insurance. He also is eligible for the FDC 401(k) plan and severance benefits under the FDC Severance Policy (Global Pay Structure Level 6 Employees) (the "Severance Policy")]. If Mr. Cooper's employment is terminated for an eligible reason under the Severance Policy, he is entitled to receive cash payments equal to his base pay plus a pro rata amount of his accrued target bonus as well as the continuation of medical, dental and vision benefits coverage for a period of 12 months, with a portion of the costs of the benefits paid by Mr. Cooper. A copy of the Severance Policy is included herein as Exhibit 10.2 and incorporated herein by reference.

In addition, Mr. Cooper participates in equity compensation programs under the 2007 Stock Incentive Plan for Key Employees of First Data Corporation (the “2007 Equity Plan”). Under the 2007 Equity Plan, Mr. Cooper purchased and currently holds 60,000 shares of common stock of First Data Holdings Inc. ("Holdings"), the parent company of FDC. He also was granted options to purchase shares of common stock of Holdings under the 2007 Plan as described below.

Grant date	Shares subject to grant	Expiration Date
January 30, 2008	60,000	September 24, 2017

September 23, 2009		30,000	September 23, 2019
May 12, 2010		30,000	May 12, 2020
March	18, 2011	28,888	March	18, 2021
March	8, 2012	43,333	March	8, 2022

The January 30, 2008 option grant vests 20% per year beginning on September 24, 2008. The September 23, 2009 and May 12, 2010 option grants vest 20% per year on the anniversary of the grant date. The March 18, 2011 and March 8, 2012 option grants vest 1/3 per year on the anniversary of the grant date.

Mr. Cooper also was awarded options to purchase 90,000 shares of common stock of Holdings under the 2007 Plan that are subject to EBITDA-based performance vesting. The performance options will vest in the following percentages upon achievement of the corresponding EBITDA target in any fiscal year between January 1, 2010 and December 31, 2013 and expire on May 12, 2020.

EBITDA Target		Vesting Percentage
$2.8	Billion	25%
$3.1	Billion	75%
$3.4	Billion	100%

Additionally, Mr. Cooper received the following restricted stock awards for common stock of Holdings under the 2007 Plan.

Grant date		Restricted stock award shares
May 12, 2010		30,000
March	18, 2011	14,444
March	8, 2012	21,667

The restricted stock award on May 12, 2010 vests upon the lapse of transfer restrictions under the 2007 Equity Plan and all other restricted stock awards vest upon the latter of three years following the grant date and the lapse of transfer restrictions under the 2007 Equity Plan. Vesting of any of the options or restricted stock awards may be accelerated in accordance with the terms of the 2007 Equity Plan. The options and restricted stock awards are subject to such other terms as are contained in the 2007 Equity Plan, which was included as Exhibit 10.5 of FDC's Quarterly Report on Form 10-Q filed on November 14, 2007, the Form of Stock Option Agreement, a copy of which is filed as Exhibit 10.3 to FDC’s Current Report on Form 8-K filed on May 25, 2010, and the Form of Restricted Stock Award, a copy of which was filed as Exhibit 10.2 to FDC’s Current Report on Form 8-K filed on May 25, 2010, all of which are incorporated herein by reference.

Mr. Cooper has entered into Management Stockholder's Agreements and Sale Participation Agreements, in substantially the same form as the Form of Management Stockholder's Agreement, which was included as Exhibit 10.4 to the Current Report on Form 8-K filed by FDC on May 25, 2010, and the Form of Sale Participation Agreement, which was included as Exhibit 10.8 of FDC's Quarterly Report on Form 10-Q filed with the SEC on November 14, 2007, both of which are incorporated herein by reference. The Management Stockholder's Agreement provides that, among other matters, the foregoing options and stock, including stock underlying the options, are subject to call rights by Holdings if Mr. Cooper is no longer employed by FDC. The Sale Participation Agreement provides that Mr. Cooper has the right to participate in the sale of shares of Holdings stock by certain entities and requires him to participate in a sale of shares if elected by Holdings under the terms and conditions described therein.

Mr. Cooper replaced Ray Winborne as the principal accounting offer of FDC, effective April 12, 2012. Mr. Winborne will continue in his role as FDC’s Chief Financial Officer.

Item 9.01. Financial Statements and Exhibits

(d) The following is a list of the Exhibits filed with this report.

Exhibit Number Description of Exhibit

10.1	First Data Corporation Long Term Cash Award Plan

10.2	First Data Corporation Severance Policy (Global Pay Structure Level 6 Employees).

10.3	2007 Stock Incentive Plan for Key Employees of First Data Corporation and its Affiliates (incorporated by reference to Exhibit 10.5 of FDC's Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File No. 1-11073).

10.4	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.3 of FDC's Current Report on Form 8-K filed on May 25, 2010, Commission File No. 1-11073).

10.5	Form of Restricted Stock Award (incorporated by reference to Exhibit 10.2 of FDC's Current Report on Form 8-K filed on May 25, 2010, Commission File No. 1-11073)

10.6	Form of Management Stockholder's Agreement (incorporated by reference to Exhibit 10.4 of FDC's Current Report on Form 8-K filed on May 25, 2010, Commission File No. 1-11073).

10.7	Form of Sale Participation Agreement (incorporated by reference to Exhibit 10.8 of FDC's Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File No. 1-11073).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION By: /s/ Stanley J. Andersen Stanley J. Andersen Vice President and Assistant Secretary

Date: April 16, 2012